UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2005

Microtune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31029-40	75-2883117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Tenth Street, Plano, Texas	75074
(Address of principal executive offices)	(Zip Code)

(972) 673-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On July 29, 2005, Microtune, Inc. (“Microtune”) issued a press release announcing that it reached a settlement on July 28, 2005 with the Securities and Exchange Commission (“Commission”) in connection with the formal investigation initiated by the Commission in August 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In connection with the settlement, Microtune consented to the entry of an Order Instituting Cease-and-Desist Proceedings Pursuant to Section 8A of the Securities Act of 1933 and Section 21C of the Securities Exchange Act of 1934, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order, a copy of which is attached hereto as Exhibit 99.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 99.1	Microtune’s press release, issued July 29, 2005, announcing the settlement with the Securities and Exchange Commission.

Exhibit 99.2	Order Instituting Cease-and-Desist Proceedings Pursuant to Section 8A of the Securities Act of 1933 and Section 21C of the Securities Exchange Act of 1934, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microtune, Inc.

Date: August 1, 2005	By:	/s/ James A. Fontaine
James A. Fontaine
Chief Executive Officer